AETNA BALANCED VP, INC.
                        Supplement dated August 27, 1998

The information in this Supplement updates and amends the information contained in the Prospectus dated May 1, 1998. This Supplement should be read with that prospectus.

Effective August 1, 1998, the following replaces the section entitled "Management of the Fund--Portfolio Management" on page 8 of the Prospectus:

Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Fund.

Geoffrey A. Brod, Vice President, Aeltus, will be responsible for selecting large cap stocks for the Fund. He has over 30 years of experience in quantitative applications and has over 10 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Carl Baker, Vice President, Aeltus, will be responsible for selecting fixed income securities for the Fund. He manages fixed-income portfolios employing different strategies. Mr. Baker joined Aeltus in 1987.

Richard DiChillo, Vice President, Aeltus, will be responsible for selecting small cap stocks for the Fund. He has over 16 years of experience in security analysis and portfolio management. Mr. DiChillo has been with the Aetna organization since 1977.





X.Aetna-98-3                                                  August 1998